Exhibit 10.1

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this “Agreement”) dated as of December 31, 2018, is by and among General Steel Holdings, Inc., a Nevada Corporation (the “Corporation” or “GSI”), Fresh Human Global Ltd., a Cayman Islands Corporation, and its subsidiaries (the “FH”), and Hummingbird Holdings Limited, a British Virgin Island Corporation (“Hummingbird”, “Selling Stockholder”) who is the owner of 100% of the capital stock of FH.

RECITALS

A.       Whereas, GSI, headquartered in Beijing, China, is a non-state owned entity that was previously engaged in the business of steelmaking and now is engaged in the steel trading business.

B.       Whereas, FH, through its VIEs, is engaged in the cell-related business in China.

C.       Whereas, GSI is a corporation presently subject to certain reporting requirements under the Securities Exchange Act of 1934 (the “Exchange Act”).  The common stock of GSI is presently quoted under the symbol “GSIH” on OTC Pink.

D.       Whereas, the Selling Stockholder is the owner of 100% of the issued and outstanding shares of capital stock of FH.

E.       Whereas, in order to transform GSI’s current business and implement their common long-term business and financial goals, the parties to this Agreement desire to implement a consolidation strategy through an acquisition of FH by GSI.

F.       Whereas, the value of FH is approximately $4,175,095.

G.       Whereas, GSI will acquire shares of the capital stock of FH from the Selling Stockholder such that immediately thereafter, GSI will own 100% of the issued and outstanding capital stock of FH. Such shares will be acquired in a stock-for-stock exchange for 4,175,095 shares of Common stock of GSI newly issued by GSI at a price per share of $1.00, all as more fully set forth herein below.

H.       Whereas, the Board of Directors of GSI have authorized its Officers to consummate the transactions contemplated herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to the following terms and conditions:

ARTICLE 1

DEFINITIONS

1.1 Definitions. The following terms have the following meanings, unless the context indicates otherwise:

“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

“FH Shares” shall mean 1 share of FH common stock held by the Selling Stockholder, which represents one hundred percent (100%) of the issued and outstanding capital stock of FH;

“Closing” shall mean the completion of the Transaction, in accordance with Article 8 hereof, at which the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

“Closing Date” shall mean a date mutually agreed upon by the parties hereto in writing and in accordance with Article 8, following the satisfaction or waiver by GSI, the Selling Stockholder and FH of the conditions precedent set forth in Sections 5.1, 6.1 and 6.2 respectively; the Closing Date shall be on or before December 31, 2018, or as soon thereafter as practicable, unless otherwise agreed to in writing by all parties hereto;

“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

“GAAP” shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

“GSI Material Adverse Effect” is defined in section 4.1;

“GSI SEC Documents” is defined in section 3.10;

“GSI Shares” shall mean 4,175,095 restricted shares of fully paid and non-assessable common shares of GSI to be issued to the Selling Stockholder by GSI on the Closing Date and held in escrow and subject to adjustment in accordance with the terms and conditions hereof;

“SEC” shall mean the Securities and Exchange Commission;

“Taxes” shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments;

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“Transaction” shall mean the acquisition of the FH Shares by GSI in exchange for the issuance of the GSI Shares (as hereinafter defined).

ARTICLE 2

EXCHANGE OF SHARES

2.1       Exchange of Shares. Subject to all the terms and conditions set forth in this Agreement, in exchange for the acquisition consideration (the “Acquisition Consideration”), as set forth in paragraph 2.2 hereof, issued by GSI to the Selling Stockholder, the Seller Stockholder shall transfer the FH Shares to GSI.

2.2       Acquisition Consideration. The total Acquisition Consideration to be paid by GSI for the FH Shares shall be a total of 4,175,095 shares of the previously authorized but unissued unregistered and restricted shares of the Common Stock, $0.001 par value per share of GSI.   Subject to all the terms and conditions of this Agreement, GSI will issue the Acquisition Consideration of 4,175,095 Shares in the name of the Selling Stockholder.

2.3       Exemption from Registration. The parties hereto intend that the GSI Shares to be exchanged shall be exempt from the registration requirements of the United States Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act and/or in reliance upon the provisions of Regulation S ("Regulation S") promulgated by the SEC under the Act and exempt from the registration requirements of the applicable states. The Selling Stockholder agrees to abide by all applicable resale restrictions and holding periods imposed by all applicable securities legislation.

The Selling Stockholder understands and agrees that the certificates evidencing GSI Shares issued to the Selling Stockholder will bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, (2) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (5) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO GSI AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO GSI, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

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Other Legends. The certificate representing such GSI Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable Law, including, without limitation, any U.S. state corporate and state securities law, or contract.

2.4       Share Exchange Procedure. At the Closing, the Selling Shareholder will exchange its certificate representing the FH Shares by delivering such certificate to GSI, with the reverse side duly executed and endorsed in blank (or accompanied by a separate duly executed Irrevocable Stock Power endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificate for the GSI Shares to the holder thereof. At the Closing, GSI shall issue and deliver the GSI Shares in the Selling Shareholder’s name to the Selling Shareholder.

2.5       [INTENTIONALLY OMITTED]

2.6       Closing Date. The date on which the Closing occurs is referred to herein as the “Closing Date.” The closing of this transaction (the “Closing”), unless the parties to this Agreement shall otherwise agree, shall take place by the delivery of all required executed documents by the parties at the offices of Loeb and Loeb, LLP, 345 Park Avenue, New York, NY 10154 , on or prior to December 31, 2018, or as soon as practicable thereafter, provided that this Agreement has not been terminated pursuant to Article 10, of this Agreement by any party.

2.7       Restricted Shares. The Selling Stockholder acknowledges that the GSI Shares are being issued pursuant to the terms and conditions set forth in this Agreement, including that the GSI Shares have not been registered under the Act or any state securities laws, and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act and in each case only in accordance with all applicable securities laws. The Selling Shareholder agrees that it has sought and obtained independent legal advice as to the resale restrictions applicable in their jurisdiction of residence, and under US securities laws generally. GSI has not undertaken, and will have no obligation, to register any of the GSI Shares under the Act. Restricted Shares are acquired in unregistered, private sales from an issuer or from an affiliate of the issuer.  Restricted Shares, as defined under Rule 144 of the Act (“Rule 144”), are not fully transferable until certain conditions have been met. Upon satisfaction of those conditions, the shares become transferable by the person or entity holding them. If the Selling Stockholder wants to sell its GSI Shares to the public, it can follow the conditions set forth in Rule 144. The rule is not the exclusive means for selling the GSI Shares, but provides a “safe harbor” exemption to the Selling Stockholder. The parties further intend that the issuance of the common stock by GSI to the Selling Stockholder shall be exempt from the provisions of Section 5 of the Act pursuant to Section 4(2) or Regulation S of the Act as set forth herein.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF GSI

GSI represents and warrants to FH and the Selling Stockholder, and acknowledges that FH and the Selling Stockholder are relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, as follows:

3.1       Corporate Status. GSI is a corporation duly organized, validly existing and in good standing pursuant to the laws of the State of Nevada, with all requisite power and authority to carry on its business as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement. Schedule 3.1 sets forth true, correct and complete copies of the Articles of Incorporation and By-laws of GSI, and no action has been taken to amend or repeal such Organizational Documents. GSI is not in violation or breach of any of the provisions of its Articles of Incorporation or By-laws, except for such violations or breaches as would not have a Material Adverse Effect.

3.2       Capitalization. GSI’s authorized capital stock consists of (i) 200,000,000 shares of Common Stock, $0.001 Par Value of which 41,838,864 shares were issued and outstanding as of December 10, 2018 and 494,462 are issued as treasury stock, and (ii) 50,000,000 shares of Preferred Stock of which 3,092,899 shares are issued and outstanding. All shares of Common Stock have been validly issued, fully paid and non-assessable. GSI has no option plans and there are no subscriptions, options, warrants, rights or other agreements outstanding to acquire shares of stock of GSI or any other equity security or security convertible into an equity security. There are no agreements or commitments to increase, decrease or otherwise alter the authorized capital stock of GSI prior to the Closing Date. GSI has not granted any registration rights with respect to any shares of GSI Common Stock or any options to acquire shares of GSI capital stock. Upon issuance in accordance with the terms of this Agreement, the GSI Common Stock will be validly issued, fully paid and non-assessable.

3.3       Authority of GSI. GSI has the full corporate power and authority to execute, deliver, and perform this Agreement and has taken all corporate action and has obtained all necessary consents and approvals required by law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions set forth in this Agreement. This Agreement and the consummation by GSI of the transactions set forth in this Agreement have been duly and validly authorized, executed, and delivered by the Board of Directors of GSI, and this Agreement is valid and binding upon GSI and enforceable against GSI in accordance with their terms (except as the enforceability thereof may be limited by bankruptcy, bank moratorium or similar laws affecting creditors’ rights generally and laws restricting the availability of equitable remedies and may be subject to general principles of equity whether or not such enforceability is considered in a proceeding at law or in equity). The Board of Directors of GSI have unanimously consented to, and authorized this Agreement and the transactions contemplated by this Agreement. No other corporate approvals are required for GSI to execute, deliver and perform this Agreement.

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3.4       Compliance with the Law and Other Instruments.

(a)       The business and operations of GSI have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all authorities which affect GSI or its properties, assets, businesses or prospects.

(b)       GSI shall has all material governmental licenses, permits, authorizations and approvals (the “Permits”) necessary and required by GSI to conduct its business. To the knowledge of GSI, the Permits are validly held by GSI, and GSI is in compliance with the Permits, except for instances of noncompliance that would not, individually or in the aggregate, have a material adverse effect. To the knowledge of GSI, the Permits constitute all of the governmental licenses, permits, authorizations and approvals required to carry on the business of GSI as such business is presently conducted, except where the failure to have any such license, permit, authorization or approval would not, individually or in the aggregate, have a material adverse effect.

3.5       Absence of Conflicts. The execution and delivery of this Agreement and the issuance of the securities of GSI, and the consummation by GSI of the transactions set forth in this Agreement: (i) do not and shall not conflict with or result in a breach of any provision of GSI’s Articles of Incorporation or By-Laws, (ii) do not and shall not result in any breach of, or constitute a default or cause an acceleration under any arrangement, agreement or other instrument to which GSI is a party to or by which any of its assets are bound, (iii) do not and shall not cause GSI to violate or contravene any provision of law or any governmental rule or regulation, and (iv) will not and shall not result in the imposition of any lien, or encumbrance upon, any property of GSI. GSI has performed in all material respects all of its obligations which are, as of the date of this Agreement, required to be performed, pursuant to the terms of any such agreement, contract or commitment.

3.6       Financial Statements. GSI’s financial statements contained in GSI’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the SEC (collectively, the “GSI Financial Statements”) through the date hereof have been prepared using generally accepted accounting principles (“GAAP”) applied on a consistent basis. The GSI Financial Statements fairly present the financial condition and results of operations for GSI. Since the date of the Annual Report (as hereinafter defined) there has not been any material adverse change in GSI’s financial condition, assets, liabilities or business, or any damage, destruction or loss, whether or not covered by insurance, materially affecting GSI’s properties, assets or business, and GSI has not incurred any indebtedness, liability or other obligation of any nature whatsoever except in the ordinary course of business and GSI has not made any change in its accounting methods or practices.

3.7       Title to Assets. GSI owns all right, title, and interest in and to each of its assets material to its business.

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3.8       Litigation. Except as set forth in GSI’s SEC Filings, there are no legal, administrative, arbitration, or other proceeding or governmental investigations adversely affecting GSI or its properties, assets or businesses, or with respect to any matter arising out of the conduct of GSI’s business pending or to its knowledge threatened, by or against, any officer or director of GSI in connection with its affairs, whether or not covered by insurance. Except as set forth in the SEC Reports, neither GSI nor its officers or directors are subject to any order, writ, injunction, or decree of any court, department, agency, or instrumentality affecting GSI. Except as set forth in the SEC Reports GSI is not presently engaged in any legal action. The reserves for litigation set forth on the GSI Financial Statements are adequate to cover the cost of any adverse judgment in any pending litigation and GSI will not be obligated to pay the costs, including, without limitation, attorney’s fees, of any pending litigation after the Closing Date.

3.9       Reporting Company Status. GSI is a reporting company registered with the SEC whose common stock is quoted under the symbol “GSIH”.

3.10       SEC Filings. GSI has not timely filed all forms, reports and documents required to be filed by GSI with the SEC (collectively, the “SEC Reports”). As of the date hereof, GSI has not filed the following SEC Reports: (i) Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, (ii) Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 and (iii) the Quarterly Report on Form 10-Q for the quarter ended September 30, 2018. The SEC Reports that have been filed through the date hereof (i) at the time filed, complied in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934, as amended, as the case may be, (ii) did not, to GSI’s knowledge, at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a fact required to be stated in such SEC Reports or necessary in order to make the statements in such SEC Reports, in the light of the circumstances under which they were made, not materially misleading and (iii) adequately described all material transactions, which transactions were consummated on commercially reasonable terms and were in the best interests of GSI’s stockholders.

3.11       Absence of Changes. Except for transactions consummated on commercially reasonable terms and in the best interests of GSI’s stockholders, subsequent to the date of the Form 10-K for the year ended December 31, 2017,which was filed on December 17, 2018 (the “Annual Report”) and through the date of this Agreement, and except as in the ordinary course of business and with respect to any items reserved by GSI and reflected in the GSI Financial Statements, there has not been any material adverse change in, or any event or condition (financial or otherwise) affecting the business, properties, assets, liabilities, historical operations or prospects of GSI, there are no liabilities or obligations of any nature, whether absolute, contingent or otherwise, whether due or to become due (including, without limitation, liabilities for taxes with respect to or measured by income of GSI for any period prior to, and/or subsequent to, the date of the Annual Report or arising out of any transaction of GSI prior to, and/or subsequent to, such date). Subsequent to the date of the Annual Report there has not been any declaration, or setting aside, or payment of any dividend or other distribution with respect to GSI securities, or any direct or indirect redemption, purchase, or other acquisition of any of GSI securities. To GSI’s knowledge, there has not been an assertion against GSI of any liability of any nature or in any amount not fully reflected or reserved against in the Annual Report.

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3.12       No Approvals. No approval of any governmental authority is required in connection with the consummation of the transactions set forth in this Agreement.

3.13       Broker. GSI represents that it has not had any dealing with respect to this transaction with any business broker, firm or salesman, or any person or corporation, investment banker or financial advisor who is or shall be entitled to any broker’s or finder’s fee or any other commission or similar fee with respect to the transactions set forth in this Agreement. GSI agrees to indemnify and hold harmless FH from and against any and all claims for brokerage commissions or finder’s fees by any person, firm or corporation on the basis of any act or statement alleged to have been made by GSI or its affiliates or agents.

3.14        No Defense. It shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty that FH/Selling Shareholder knew or had reason to know that any covenant, representation or warranty in this Agreement furnished or to be furnished to FH/Selling Shareholder contained untrue statements.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES AND COVENANTS OF FH
AND THE SELLING STOCKHOLDER

FH and the Selling Stockholder hereby jointly and severally represent, warrant and covenant to GSI, and acknowledges that GSI is relying upon such representations, warranties and covenants, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of GSI, as follows:

4.1       Corporate Status. FH is a corporation duly organized, validly existing and in good standing pursuant to the laws of Cayman Islands with all requisite power and authority to carry on its business as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement. Copies of the Memorandum and Articles of Association of FH (the “Organizational Documents”) have been delivered to GSI prior to the execution of this Agreement are true and complete and have not been amended or repealed. FH is not in violation or breach of any of the provisions of the Organizational Documents, except for such violations or breaches as, in the aggregate, will not have a Material Adverse Effect.

4.2       Capitalization and Value.

(a) FH’s authorized capital stock consists of 50,000 shares of Common Stock, $1.00 Par Value of which 1 share is issued and outstanding and held by the Selling Stockholder. All shares of Common Stock have been validly issued, fully paid and non-assessable. As of the date hereof no shares of Preferred Stock are authorized, issued or outstanding. There are no subscriptions, options, warrants, rights or other agreements outstanding to acquire shares of stock of FH or any other equity security or security convertible into an equity security. There are no agreements or commitments to increase, decrease or otherwise alter the authorized capital stock of FH. FH has not granted any registration rights with respect to any series of FH stock outstanding.

(b) The $4,175,095 approximate value of FH, based on the materials provided by FH in support of such valuation were accurate and complete in all material respects and there is no material agreement, document or fact which would result in such appraised value being lower had the appraisal company been aware of the same.

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4.3       Subsidiaries. FH has one wholly owned subsidiary, Tuotuo River HK Limited, a limited liability company formed in Hong Kong of which it holds all of the membership interests.

4.4       Authority of FH. FH has the full corporate power and authority to execute, deliver, and perform this Agreement and has taken all corporate action and has obtained all necessary consents and approvals required by law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions set forth in this Agreement. This Agreement and the consummation by FH of the transactions set forth in this Agreement have been duly and validly authorized, executed, and delivered by the Board of Directors and the FH Stockholder, and this Agreement are valid and binding upon FH and enforceable against FH in accordance with their terms (except as the enforceability thereof may be limited by bankruptcy, bank moratorium or similar laws affecting creditors’ rights generally and laws restricting the availability of equitable remedies and may be subject to general principles of equity whether or not such enforceability is considered in a proceeding at law or in equity).

4.5       Ownership. The Selling Stockholder is record, beneficial and equitable owner of 100% of the issued and outstanding shares of Common Stock of FH and such Selling Stockholder has the full right and authority to exchange its FH Common Stock for shares of GSI Common Stock.

4.6       Compliance with the Law and Other Instruments.

(a)        The business and operations of FH have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all authorities which affect FH or its properties, assets, businesses or prospects.

(b)       FH has all material governmental licenses, permits, authorizations and approvals (the “Permits”) necessary and required by FH to conduct its business. To the knowledge of FH, the Permits are validly held by FH, and FH is in compliance with the Permits, except for instances of noncompliance that would not, individually or in the aggregate, have a material adverse effect. To the knowledge of FH, the Permits constitute all of the governmental licenses, permits, authorizations and approvals required to carry on the business of FH as such business is presently conducted, except where the failure to have any such license, permit, authorization or approval would not, individually or in the aggregate, have a material adverse effect.

4.7       Absence of Conflicts. The execution and delivery of this Agreement, the transfer of the securities of FH, and the consummation by FH of the transactions set forth in this Agreement: (i) do not and shall not conflict with or result in a breach of any provision of FH’s Certificate of Incorporation or By-Laws, (ii) do not and shall not result breach of, or constitute a default or cause an acceleration under any arrangement, agreement or other instrument to which FH is a party to or by which any of its assets are bound, (iii) do not and shall not cause FH to violate or contravene any provision of law or any governmental rule or regulation, and (iv) will not and shall not result in the imposition of any lien, or encumbrance upon, any property of FH. FH has performed in all material respects all of its obligations which are, as of the date of this Agreement, required to be performed, pursuant to the terms of any such agreement, contract or commitment.

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4.8       Compliance with Occupational and Safety Laws; Employment Matters.

(a)       To FH’s knowledge, it is in compliance with all applicable national, provincial and local laws, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder and other governmental requirements relating to occupational health and safety.

(b)       FH does not owe any accrued but unpaid salary or other compensation or benefits to any officer, director, employee or consultant of FH. Except as set forth on the disclosure schedule which has been provided to GSI in connection herewith (the “FH Disclosure Schedule”), FH has no Benefit Plans. The FH Disclosure Schedule contains for each or its officers, directors, employees and consultants his compensation and benefits for the last two years.

4.9       Financial Statements. If the Form 8-k is required to be filed by GSI in accordance with applicable law, within the time prescribed in Item 9.01 of Form 8-K, FH shall provide such financial statements for the filing of such amendment Report on Form 8-K, as required therein.

4.10       Taxes. FH has timely filed all required national, provincial, and local tax returns and has paid or made adequate provision for the payment of all such taxes whether or not shown to be due on said returns.

4.11       Contracts. FH’s Disclosure Schedule sets forth a complete list all of FH’s Material contracts including, but not limited to, license agreements. All of the contracts so listed have been entered into in the ordinary course of business and neither FH nor any other party to any such contract is in default under any such contract.

4.12       Litigation. There are no legal, administrative, arbitration, or other proceeding or governmental investigations adversely affecting FH or its properties, assets or businesses, or with respect to any matter arising out of the conduct of the FH’s business pending or to its knowledge threatened, by or against, any officer or director of FH in connection with its affairs, whether or not covered by insurance. Neither FH nor its officers or directors are subject to any order, writ, injunction, or decree of any court, department, agency, or instrumentality, affecting FH. FH is not presently engaged in any legal action.

4.13       Absence of Changes. There has not been any material adverse change in, or any event or condition (financial or otherwise) affecting the business, properties, assets, liabilities, historical operations or prospects of FH, and except as in the ordinary course of business and with respect to any items reserved by FH and there are no liabilities or obligations of any nature, whether absolute, contingent or otherwise, whether due or to become due (including, without limitation, liabilities for taxes with respect to or measured by income of FH or arising out of any transaction of FH prior to the date of this Agreement.

4.14       No Approvals. No approval of any governmental authority is required in connection with the consummation of the transactions set forth in this Agreement.

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4.15       Broker; Finder’s Fee. FH represents that it has not had any dealing with respect to this transaction with any business broker, firm or salesman, or any person or corporation, investment banker or financial advisor who is or shall be entitled to any broker’s or finder’s fee or any other commission or similar fee with respect to the transactions set forth in this Agreement, except as otherwise indicated herein. FH agrees to indemnify and hold harmless GSI from and against any and all claims for brokerage commissions or finder’s fees by any person, firm or corporation on the basis of any act or statement alleged to have been made by FH or its affiliates or agents.

4.16       Complete Disclosure. No representation or warranty of FH which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, to FH’s knowledge contains or shall contain any untrue statement of a material fact, omits or shall omit to state any fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not materially misleading. There is no fact relating to the business, affairs, operations, conditions (financial or otherwise) or prospects of FH which would materially adversely affect same which has not been disclosed to GSI in this Agreement.

4.17       No Defense. It shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty that GSI knew or had reason to know that any covenant, representation or warranty in this Agreement furnished or to be furnished to GSI contained untrue statements.

ARTICLE 5

INVESTMENT

The Selling Stockholder hereby represents, warrants and covenants to GSI, and acknowledges that GSI is relying upon such representations, warranties and covenants, in connection with the execution, delivery and performance of this Agreement, as follows:

5.1       The GSI Shares which are being acquired by the Selling Stockholder for the Selling Stockholder's own account and for investment and not with a view to the public resale or distribution thereof.

5.2       The Selling Stockholder will not sell, transfer or otherwise dispose of the GSI Shares unless, in the opinion of the GSI's counsel, such disposition conforms with applicable securities laws requirements, which should not be unreasonably withheld.

5.3       The Selling Stockholder is aware that the GSI Shares are “restricted securities” as that term is defined in the Rule promulgated under the Act.

5.4       The Selling Stockholder acknowledges that the Selling Stockholder has had an opportunity to ask questions of and receive answers from duly designated representatives of GSI concerning the finances of GSI and the proposed business plan of GSI.

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5.5       The Selling Stockholder acknowledges and understands that the GSI Shares are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

5.6       The Selling Stockholder further acknowledges that the Selling Stockholder is fully aware of the applicable limitations on the resale of the GSI Shares.  These restrictions for the most part are set forth in Rule 144.   Rule 144 permits sales of “restricted securities” upon compliance with the requirements of such Rule 144.  If and when the Rule 144 is available to the Selling Stockholder, the Selling Stockholder may make only sales of the GSI Shares in accordance with the terms and conditions of the rule (which may limit the amount of GSI Shares that may be sold), as well as this Agreement.

5.7       By reason of the Selling Stockholder's knowledge and experience in financial and business matters in general, and investments in particular, the Selling Stockholder is capable of evaluating the merits and risks of an investment by the Selling Stockholder in the GSI Shares.

5.8       The Selling Stockholder is capable of bearing the economic risks of an investment in the GSI Shares.  The Selling Stockholder fully understands the speculative nature of the GSI Shares and the possibility of loss.

5.9       The Selling Stockholder's present financial condition is such that the Selling Stockholder is under no present or contemplated future need to dispose of any portion of the GSI Shares to satisfy any existing or contemplated undertaking, need, or indebtedness.

5.10       The Selling Stockholder further agrees that GSI shall have the right to issue stop-transfer instructions to its transfer agent until such time as sale is permitted under security laws and acknowledges that GSI has informed the Selling Stockholder of its intention to issue such instructions.

ARTICLE 6

CLOSING CONDITIONS

6.1       Conditions Precedent to Closing by GSI. The obligation of GSI to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Article 9. The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing. These conditions of closing are for the benefit of GSI and may be waived by GSI in its sole discretion.

(a)       Representations and Warranties of FH to be True. The representations and warranties of FH set forth in this Agreement shall be true in all material respects on the Closing Date with the same effect as though made at such time, except to the extent waived or affected by the transactions set forth in this Agreement.

(b)       Performance of Obligations of FH. FH shall have performed all obligations and complied with all covenants set forth in this Agreement to be performed or complied with in all material respects by it prior to the Closing Date.

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(c)       No Adverse Change. There shall not have occurred any material adverse change since the date of execution of this Agreement;

(d)       Statutory Requirements. Any statutory requirement for the valid consummation by FH of the transactions set forth in this Agreement shall have been fulfilled; any authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained, in order to permit consummation by FH of the transactions set forth in this Agreement and to permit the business presently carried on by FH to continue unimpaired following the Closing Date.

(e)       No Governmental Proceedings. No action or proceeding shall have been instituted before a court or other governmental body by any governmental agency or public authority to restrain or prohibit the transactions set forth in this Agreement.

(f)       Consents Under Agreements. FH shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions set forth in this Agreement.

(g)       Shareholder Approval. The approval of the transactions set forth in this Agreement by the current holders of a majority of the issued and outstanding shares of the FH Common Stock.

(h)       Transfer of FH Shares. The Selling Shareholder shall deliver at Closing its certificate representing the FH Shares, with the reverse side duly executed and endorsed in blank (or accompanied by a separate duly executed Irrevocable Stock Power endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the FH transfer agent and registrar to issue certificate for the FH Shares to GSI. GSI shall be entered in the stock registry of FH as the owner of the FH Shares.

6.2       Conditions Precedent to Closing by FH. The obligation of FH and the Selling Stockholder to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties hereto in writing and in accordance with Article 9. The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing. These conditions precedent are for the benefit of FH and the Selling Stockholder and may be waived by FH and the Selling Stockholder in their discretion.

(a)       Representations and Warranties of GSI to be True. To GSI’s knowledge, the representations and warranties of GSI set forth in this Agreement shall be true in all material respects on the Closing Date with the same effect as though made at such time, except to the extent waived or affected by the transactions set forth in this Agreement.

(b)       Performance of Obligations of GSI. GSI shall have performed all obligations and complied with all covenants set forth in this Agreement to be performed or complied with in all material respects by it prior to the Closing Date.

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(c)       No Adverse Change. There shall not have occurred any material adverse change since the Annual Report and through the date of the Closing Date in the business, properties, results of operations or business or financial condition of GSI.

(d)       Statutory Requirements. Any statutory requirement for the valid consummation by GSI of the transactions set forth in this Agreement shall have been fulfilled; any authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained, in order to permit consummation by GSI of the transactions set forth in this Agreement and to permit the business presently carried on by GSI to continue unimpaired following the Closing Date, shall have been obtained.

(e)       No Governmental Proceedings. No action or proceeding shall have been instituted before a court or other governmental body by any governmental agency or public authority to restrain or prohibit the transactions set forth in this Agreement.

(f)       Consents Under Agreements. GSI shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions set forth in this Agreement, including the Board of Directors of GSI.

(g)        Transfer of GSI Shares. GSI shall deliver at Closing its certificate representing the GSI Shares to the Selling Shareholder.

ARTICLE 7

PRE-CLOSING AND POST-CLOSING COVENANTS

The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing:

7.1       General. Each of the Parties will use its reasonable best efforts to take all actions and to do all things necessary and advisable in order to consummate and make effective the transactions contemplated by this Agreement, including satisfaction, but not waiver, of the Closing conditions set forth in Section 9 below.

7.2       Notices and Consents. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred herein.

7.3       Operation and Preservation of Business. GSI will continue to operate the GSI Business, including its present operations, working conditions, and relationships with, licensors, suppliers, customers, and employees. Further, GSI will not engage in any practice, take any action, or enter into any transaction outside the ordinary course of business. Without limiting the generality of the foregoing, GSI will not (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock; or, (ii) pay any amount to any third party with respect to any liability or obligation including any costs and expenses GSI has incurred or may incur in connection with this Agreement and the transactions contemplated hereby.

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7.4       Confidentiality. All information regarding the business of GSI and FH provided to each other during due diligence investigation will be kept in strict confidence and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by either party or disclosed to any third party (other than or GSI’s professional accounting and legal advisors) without the prior written consent of the other party. If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from either party, each party will immediately return to the requestor any information received regarding the others business.

7.5       Full Access. FH will permit representatives of GSI, including legal counsel and accountants, to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of FH to all premises, properties, personnel, books, records, contracts, and documents of or pertaining to FH. GSI will treat and hold as such any Confidential Information it receives from FH’s Stockholder and FH in confidence in the course of the reviews contemplated by this Section 7.5, will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to FH’s Stockholder and FH all tangible embodiments of the Confidential Information that are in its possession.

7.6       Notice of Developments. Each Party will give prompt written notice to the other Party of any material adverse development causing a breach of any of its own representations and warranties in Section 3 and Section 4 above. No disclosure by any Party pursuant to this Section 7.6, however, shall be deemed to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

ARTICLE 8

ADDITIONAL COVENANTS OF THE PARTIES

8.1       Notification. Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

8.2       Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to this Agreement, FH, the Selling Stockholder and GSI will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of FH or GSI, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

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8.3       Conduct of FH and GSI Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that GSI otherwise consents in writing, FH will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it. Likewise, from the date of this Agreement to the Closing Date, and except to the extent that FH otherwise consents in writing, GSI will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

8.4       Certain Acts Prohibited. Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, neither FH nor GSI will not, without the prior written consent of the other:

(a)       amend its Organizational Documents or other incorporation documents;

(b)       incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets except in the ordinary course of business;

(c)       dispose of or contract to dispose of any property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(d)       issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Common Stock, Preferred Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(e)       (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Common Stock; or (ii) split, combine or reclassify any Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Common Stock; or

(f)       materially increase benefits or compensation expenses, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

8.5       Public Announcements. GSI and FH and the Selling Stockholder each agrees that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their reasonable consent to such announcement. FH and the Selling Stockholder acknowledge that GSI must comply with securities laws requiring full disclosure of material facts and agreements in which it is involved, and will co-operate to assist GSI in meeting its obligations.

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ARTICLE 9

CLOSING

9.1       Closing. The Closing shall take place on the Closing Date at the office of Loeb & Loeb, LLP, 345 Park Avenue, New York, NY 10154 or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may be completed by the exchange of undertakings between the respective legal counsel for Selling Shareholder, FH and GSI, provided such undertakings are satisfactory to each party’s respective legal counsel.

9.2       Closing Deliveries of FH and the Selling Stockholder. At Closing, FH and the Selling Stockholder will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to GSI:

(a)       copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors and shareholders of FH evidencing approval of this Agreement and the Transaction;

(b)       share certificate representing the FH Shares as required by Section 2.1 of this Agreement;

(c)       all certificates and other documents required by Article 2, of this Agreement; and

(d)       any other necessary documents, each duly executed by FH or the Selling Stockholder, as required to give effect to the Transaction.

9.3       Closing Deliveries of GSI. At Closing, GSI will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to FH:

(a)       copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of GSI evidencing approval of this Agreement and the Transaction;

(b)       the share certificates representing 4,175,095 restricted GSI Shares registered to the Selling Stockholder in such denominations pursuant to Section 2.2;

(c)       all certificates and other documents required by Article 2, of this Agreement; and

(d)       any other necessary documents, each duly executed by GSI, as required to give effect to the Transaction.

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ARTICLE 10

TERMINATION

10.1       Termination. This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a)       mutual agreement of GSI and FH;

(b)       GSI, if there has been a material breach by FH or the Selling Stockholder of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of FH or the Selling Stockholder that is not cured, to the reasonable satisfaction of GSI, within ten (10) business days after notice of such breach is given by GSI (except that no cure period will be provided for a breach by FH or the Selling Stockholder that by its nature cannot be cured);

(c)       FH or Selling Shareholder, if there has been a material breach by GSI of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of GSI that is not cured by the breaching party, to the reasonable satisfaction of FH and Selling Shareholder, within ten (10) business days after notice of such breach is given by FH (except that no cure period will be provided for a breach by GSI that by its nature cannot be cured);

(d)       GSI or FH if any injunction or other order of a governmental entity of competent authority prevents the consummation of the Transaction contemplated by this Agreement.

10.2       Effect of Termination. In the event of the termination of this Agreement as provided in Section 10.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

ARTICLE 11

INDEMNIFICATION

11.1       Indemnification by GSI. In order to induce FH and the Selling Stockholder to enter into and perform this Agreement, GSI hereby indemnifies, protects, defends and saves and holds harmless FH and its stockholder, affiliates, officers, directors, control persons, employees, attorneys, agents, partners and trustees and personal representatives of any of the foregoing (“FH Indemnified Parties”), from and against any loss resulting to any of them from any loss, liability, cost, damage, or expense in excess of $50,000 (the “Threshold”), which the FH Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by GSI of the representations, warranties and covenants set forth in Article 2, of, and elsewhere in, this Agreement or in any documents delivered pursuant hereto or of a breach by GSI of any of its obligations pursuant to this Agreement or in any documents delivered pursuant hereto.

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11.2       Indemnification by the Selling Stockholder. In order to induce GSI to enter into and perform this Agreement, the Selling Stockholder (and FH, provided FH’s obligations hereunder shall cease upon the Closing) hereby jointly and severally indemnify, protect, defend and save and hold harmless GSI and each of its stockholders, affiliates, officers, directors, control persons, employees, attorneys, agents, partners and trustees and personal representatives of any of the foregoing (“GSI Indemnified Parties”), from and against any loss resulting to any of them from any loss, liability, cost, damage, or expense in excess of the Threshold, which the GSI Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by FH or the Selling Stockholder of the representations, warranties and covenants set forth in Article 4, of, and elsewhere in, this Agreement or in any documents delivered pursuant hereto or of a breach by FH or the Selling Stockholder of any of their obligations pursuant to this Agreement.

11.3       Reasonable Costs, Etc. The indemnification, which is set forth in this Article 11, of this Agreement shall be deemed to include not only the specific liabilities or obligation with respect to which such indemnity is provided, but also all counsel fees, reasonable costs, expenses and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment; provided, however, that, there shall be a threshold of $50,000 in the aggregate which must be exceeded before GSI or the Selling Stockholder, as the case may be, may recover any damages or costs pursuant this Article 11. Once the Threshold has been exceeded, however, the party seeking indemnity is entitled to recover all damages suffered or costs incurred, and not just those damages suffered or costs incurred in excess of the Threshold.

11.4       Third Party Claims. If any demand, claim, action or cause of action, suit, proceeding or investigation (collectively, the “Claim”) is brought against an Indemnified Party for which the Indemnified Party intends to seek indemnity from the other party hereto (the “Indemnifying Party”), then the Indemnified Party within ten (10) days after such Indemnified Party’s receipt of the Claim, shall notify the Indemnifying Party pursuant to this Article 11, which notice shall contain a reasonably thorough description of the nature and amount of the Claim (the “Claim Notice”). The Indemnifying Party shall have the option to undertake, conduct and control the defense of such claim or demand. Such option to undertake, conduct and control the defense of such claim or demand shall be exercised by notifying the Indemnified Party within ten (10) days after receipt of the Claim Notice pursuant to the terms of this Agreement (such notice to control the defense is hereinafter referred to as the “Defense Notice”). The failure of the Indemnified Party to notify the Indemnifying Party of the Claim shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have pursuant to this Article 11, except to the extent that such failure to notify the Indemnifying Party prejudices the Indemnifying Party. The Indemnified Party shall use all reasonable efforts to assist the Indemnifying Party in the vigorous defense of the Claim. All costs and expenses incurred by the Indemnified Party in defending the Claim shall be paid by the Indemnifying Party. If, however, the Indemnified Party desires to participate in any such defense or settlement, it may do so at its sole cost and expense (it being understood that the Indemnifying Party shall be entitled to control the defense). The Indemnified Party shall not settle the Claim. If the Indemnifying Party does not elect to control the defense of the Claim, within the aforesaid ten (10) day period by proper notice pursuant to the terms of this Agreement, then the Indemnified Party shall be entitled to undertake, conduct and control the defense of the Claim (a failure by the Indemnifying Party to send the Defense Notice to the Indemnified Party within the aforesaid ten (10) day period by proper notice pursuant to this Article 11, shall be deemed to be an election by the Indemnifying Party not to control the defense of the Claim); provided, however, that the Indemnifying Party shall be entitled, if it so desires, to participate therein (it being understood that in such circumstances, the Indemnified Party shall be entitled to control the defense). Regardless of which party has undertaken to defend any claim, the Indemnifying Party may, without the prior written consent of the Indemnified Party, settle, compromise or offer to settle or compromise any such claim or demand; provided however, that if any settlement would result in the imposition of a consent order, injunction or decree which would restrict the future activity or conduct of the Indemnified Party, the consent of the Indemnified Party shall be a condition to any such settlement. Notwithstanding the foregoing provisions of this Article 11, as a condition to the Indemnifying Party either having the right to defend the Claim, or having control over settlement as indicated in this Article 11, the Indemnifying Party shall execute an agreement, satisfactory to the other party acknowledging its liability for indemnification pursuant to this Article 11. Whether the Indemnifying Party shall control and assume the defense of the Claim or only participate in the defense or settlement of the Claim, the Indemnified Party shall give the Indemnifying Party and its counsel access, during normal business hours, to all relevant business records and other documents, and shall permit them to consult with its employees and counsel.

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ARTICLE 12

MISCELLANEOUS

12.1       Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.2       Enforceability. If any provision which is contained in this Agreement, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Agreement and in this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

12.3       Notices. All notices, requests, demands and other communications under this Agreement, shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given or within five (5) business days if mailed to the party to whom notice is to be given, by first-class mail, registered, or certified, postage prepaid (or similar mailing methods with respect to foreign jurisdictions) and properly addressed as follows:

If to GSI:

General Steel Holdings, Inc.

Suite 106, Building H, Shuguangxili, Phoenix Place,

Chaoyang District, Beijing, China 100020

With a copy to:

Tahra Wright, Esq.
Loeb & Loeb, LLP
345 Park Avenue
New York, NY 10154
E-mail: twright@loeb.com
Tel. No. :212-407-4122

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If to FH:

Fresh Human Global Ltd.

The Offices of Forbes Hare Trust Company Limited, Cassia Court, Suite 716,

10 Market Street, Camana Bay, Grand Cayman KY1-9006

Cayman Islands

If to the Selling Security Holder:

Humming Bird Holdings Limited:

Start Chambrs, Wickham;s Cay II
POB 2221, Road Town
Tortola, British Virgin Island

Any notice mailed to any party hereunder will be deemed effective within five (5) business days of deposit in the United States or other applicable foreign mail.

12.4       Governing Law: Disputes. This Agreement shall in all respects be construed, governed, applied and enforced under the internal laws of the State of Nevada without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of Nevada and made pursuant to the laws of the State of Nevada.

12.5       Expenses. Each party to this Agreement shall bear and pay its own costs and expenses incurred in connection with the preparation, execution, and delivery of this Agreement and the transactions set forth in this Agreement.

12.6       Construction. Each of the parties hereto hereby further acknowledges and agrees that each has been advised by counsel during the course of negotiations and had significant input in the development of this Agreement and this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this agreement.

12.7       Entire Agreement. This Agreement and all documents and instruments referred to herein (a) constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (b) except as provided in Section 12.11 of this Article 12, are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. Each party hereto agrees that, except for the representations and warranties contained in this Agreement, neither GSI or FH or the Selling Stockholder makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the other or the other’s representatives of any documentation or other with respect to any one or more of the foregoing.

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12.8       Further Assurances. The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

12. 9 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns.

12.10       Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

12.11       Third Party Beneficiaries. This Agreement and all documents and instruments referred to herein are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

12.12       Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.13       Exhibits. All Exhibits and schedules annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

12.14       Severability. The provisions of this Agreement shall be deemed separable. Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided, however, that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of this whole Agreement to any party, that party may cancel and terminate this Agreement by giving written notice to the other party.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

GENERAL STEEL HOLDINGS, INC.
A Nevada Corporation

/s/ Zuosheng Yu

By:     Zuosheng Yu

Title:  Chairman and CEO

FRESH HUMAN GLOBAL LTD.
A Cayman Islands Corporation

/s/ Bao Ning Shi,

By:      Bao Ning Shi,

Title:   Director

SELLING STOCKHOLDERS

Hummingbird Holdings Limited

By:  /s/ Bao Ning Shi

Name:  Bao Ning Shi

Title:    Director